BANK FINANCING ACTIVITIES (Tables)	9 Months Ended
Mar. 31, 2023
Debt Disclosure [Abstract]
Schedule of long-term debt

Amount
Term Loan Note payable to Main Street Bank with monthly principal payments of $30,952 plus interest at the rate of 7.00% as of March 31, 2023 is secured by all assets of the Company, and subject to certain periodic reporting to the bank, an annual minimum EBITDA plus stock based compensation to debt service coverage ratio of 1.20:1 commencing with the fiscal year ending June 30, 2023, and other conditions. The Term Loan Note matures on October 15, 2028.	$2,073,808

Less current maturities	(371,429)
Less debt issuance costs, net of accumulated amortization of $2,789	(20,737)
Long-term debt, net of current portion of debt issuance costs	$1,681,642

Schedule of principal payments due term loan note payable

Fiscal Year Ending June 30:
2023	$92,856
2024	371,429
2025	371,429
2026	371,429
2027	371,429
Thereafter	495,236
Total long term debt	$2,073,808